UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

NANOSPHERE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33775	36-4339870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Our Annual Meeting of Shareholders was held on May 25, 2010.

(b)	Eight nominees of the Board of Directors were elected to serve until the next annual meeting of stockholders in 2011. The votes were as follows:

	For	Withheld	Broker Non-Vote
William P. Moffitt III	23,764,609	120,182	2,399,303
Mark Slezak	23,223,697	661,094	2,399,303
Jeffrey R. Crisan	23,767,226	117,565	2,399,303
Andre de Bruin	23,630,506	254,285	2,399,303
Chad A. Mirkin	20,729,228	3,155,563	2,399,303
James J. Nahirny	23,627,367	257,424	2,399,303
Lorin J. Randall	23,747,664	137,127	2,399,303
Sheli Z. Rosenberg	22,897,843	986,948	2,399,303

The results of voting to ratify the audit committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 were as follows:

For	26,168,270
Against	109,583
Abstain	6,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.
(Registrant)

Date: May 27, 2010

By:      /s/ Roger Moody
Roger Moody
Chief Financial Officer, Vice President of
Finance & Administration, Treasurer,
Secretary